Expropriation of Brisas Project by Venezuela and Related Arbitration: (Details Text) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013
Expropriation of Brisas Project by Venezuela and Related Arbitration: [Abstract]
Fair value of claim including interest	$ 2,100
Interest included in claim	400
Bonus % of the first $200 million	1.00%
Bonus % thereafter	5.00%
Pool for initial bonus rate	$ 200
Maximum aggregate amount of proceeds noteholder entitled to	5.468%